UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18 2017, Fuel Tech, Inc., a Delaware corporation (the “Company”) held its Annual Meeting of Stockholders, at which the stockholders voted upon: (a)    the election of Vincent J. Arnone, Douglas G. Bailey, James J. Markowsky, Thomas S. Shaw, Jr. and Dennis L. Zeitler to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; (b) a proposal to adopt an amendment to the Company’s Certificate of Incorporation to: (i) effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of not less than one-for-five (1:5) and not more than one-for-ten (1:10), and (ii) to reduce proportionately the shares of Common Stock authorized for issuances; (c) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm; (d) an advisory vote on executive compensation; and (e) an advisory vote on the frequency of the executive compensation advisory vote.

The stockholders elected all five directors, approved the amendment to the Company’s Certificate of Incorporation, approved the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm and approved, on an advisory, non-binding basis, Fuel Tech’s executive compensation and conducting the executive compensation advisory vote on an annual basis.

The number of votes cast for or against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

Proposal 1: Election of Directors

Director	For	Withheld	Broker Non-Votes
Vincent J. Arnone	13,468,667	625,729	6,175,820
Douglas G. Bailey	13,252,815	841,581	6,175,820
James J. Markowsky	13,492,184	602,212	6,175,820
Thomas S. Shaw, Jr.	13,392,207	702,189	6,175,820
Dennis L. Zeitler	13,439,356	655,040	6,175,820

Proposal 2: A proposal to adopt an amendment to the Company’s Certificate of Incorporation to: (i) effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of not less than one-for-five (1:5) and not more than one-for-ten (1:10), and (ii) to reduce proportionately the shares of Common Stock authorized for issuances

For	Against	Abstain
18,850,775	1,344,486	74,955

Proposal 3: Ratification of RSM US LLP as the Company’s independent registered public accounting firm

For	Against	Abstain
19,885,617	291,828	92,771

Proposal 4: Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
13,273,344	735,874	85,178	6,175,820

Proposal 5: Advisory vote on the frequency of executive compensation vote

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
12,324,037	40,183	1,619,231	110,945	6,175,820

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)

Date: May 19, 2017

By: /s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel and
Secretary